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                                                                    EXHIBIT 7(D)

                                FILING STATEMENT


      THIS FILING STATEMENT (this "Statement") is entered into this 26th day of July, 2002, by and among SBI Holdings Inc., a Utah corporation ("SBI Holdings"), SBI and Company, a Utah corporation ("SBI and Company") and wholly owned subsidiary of SBI Holdings Inc., and SBI Acquisition Corp., a Delaware corporation ("SBI Acquisition") and wholly owned subsidiary of SBI and Company. SBI Holdings, SBI and Company and SBI Acquisition are sometimes referred to herein as "SBI."

      WHEREAS, each of SBI Holdings, SBI and Company and SBI Acquisition may have an obligation under the Securities Exchange Act of 1934, as amended (the "1934 Act"), to file a Form 13D (the "Form 13D") with the United States Securities and Exchange Commission related to the pending acquisition of Lante Corporation by SBI.

      NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      Pursuant to Rule 13d-1(f)(1) of the 1934 Act, SBI Holdings, SBI and Company and SBI Acquisition each hereby acknowledge and agree that only one single Form 13D need be filed on their behalf with respect to the beneficial ownership of equity securities of Lante Corporation, or any subsequent acquisitions or dispositions of equity securities of Lante Corporation by any of the parties to this Statement.

      IN WITNESS WHEREOF, the parties hereto have caused this Statement to be duly executed by their respective authorized officers as of the day and year first set forth above.

                                      SBI HOLDINGS, INC.
                                      a Utah corporation

                                       By: /s/ L. Tim Pierce
                                          ---------------------------------
                                      Name:    L. Tim Pierce
                                            -------------------------------
                                      Its:   Chief Financial Officer
                                            -------------------------------

                                      SBI HOLDINGS, INC.
                                      a Utah corporation

                                       By: /s/ L. Tim Pierce
                                          ---------------------------------
                                      Name:    L. Tim Pierce
                                            -------------------------------
                                      Its:   Chief Financial Officer
                                            -------------------------------

                                      SBI HOLDINGS, INC.
                                      a Utah corporation

                                       By: /s/ L. Tim Pierce
                                          ---------------------------------
                                      Name:    L. Tim Pierce
                                            -------------------------------
                                      Its:   Chief Financial Officer
                                            -------------------------------